Exhibit 10.4

Confidential Treatment Requested by Tesla, Inc.

AMENDMENT NO. 4
TO
LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of August 16, 2018, is entered into by and among LML WAREHOUSE SPV, LLC, a Delaware limited liability company (the “Borrower”), the Lenders party hereto, the Group Agents party hereto, DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as paying agent (the “Paying Agent”) and DEUTSCHE BANK AG, NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) and is made in respect of the Loan and Security Agreement, dated as of August 17, 2017, as amended on October 18, 2017, as further amended on March 23, 2018, as further amended on May 4, 2018 (the “Loan Agreement”) among the Borrower, Tesla Finance LLC, a Delaware limited liability company (“TFL”), the Lenders party thereto, the Group Agents party thereto, the Administrative Agent and the Paying Agent.  Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Loan Agreement as amended hereby.

WHEREAS, the Borrower, the Lenders, the Group Agents, the Paying Agent and the Administrative Agent have agreed to amend the Loan Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders, the Group Agents, the Paying Agent and the Administrative Agent agree as follows:

1.Amendments to Loan Agreement.  Effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof:

(a)Section 1.01 of the Loan Agreement is hereby amended by adding the following definitions thereto in the appropriate alphabetical order:

“Amendment No. 4 Effective Date” shall mean August 16, 2018.

“Collateral Agency and Security Agreement” shall mean the Collateral Agency and Security Agreement, dated as of August 16, 2018, among the Trust, TFL and the Collateral Agent.

“Collateral Agent” means TLT Leasing Corp., a Delaware corporation.

“DB Supplemental Commitment” shall have the meaning specified in the Fee Letter.

“Recommenced TFL Facility Borrowing Date” shall mean the first TFL Loan Increase Date to occur after the Amendment No. 4 Effective Date.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

“Required Supermajority Group Agents” shall mean at any time (a) if there are two or fewer Group Agents, then all Group Agents, and (b) if there are more than two Group Agents, (i) Group Agents for Lenders then holding more than sixty-six and two-thirds percent (66-2/3%) of the Commitments then in effect, or (ii) if the Commitments have terminated, Group Agents for Lenders then holding more than sixty-six and two-thirds percent (66-2/3%) of the Loans (Group Agents that are Affiliates of one another being considered as one Group Agent for purposes of this proviso).

“Supermajority Terms” shall mean (i) the definition of “Base Residual Value”; (ii) the definition of “Change in Control”; (iii) the definition of “Credit Loss Ratio Trigger”; (iv) the definition of “Delinquency Ratio Trigger”; (v) the definition of “Eligible Lease”; (vi) the individual limits in the definition of “Excess Concentration Amount”; (vii) the definition of “Interest Rate Hedge Trigger Event”; (viii) the definition of “Mark-to-Market MRM Residual Value”; (ix) the definition of “Maximum Loan Balance”; (x) the definition of “Portfolio Performance Condition”; (xi) the definition of “Required Discount Rate”; (xii) the definition of “Required Reserve Account Balance”; (xiii) the definition of “Residual Value Loss Ratio Trigger”; (xiv) the definition of “Securitization Value”; (xv) the definition of “Servicer Default”; (xvi) the definition of “Tesla Change in Control”; (xvii) the definition of “Turbo Amortization Period”; (xviii) Section 2.04; (xix) Section 6.01(n); (xx) Section 6.03; and (xxi) Section 8.01.

(b)Section 1.01 of the Loan Agreement is hereby amended by amending the definition of “Facility Limit” by replacing the reference to “$588,874,193.58” with “$1,100,000,000”.

(c)Section 1.01 of the Loan Agreement is hereby amended by amending the definition of “Fee Letter” to read as follows:

“Fee Letter” shall mean the Second Amended and Restated Fee Letter dated as of August 16, 2018 among the Borrower, the Administrative Agent, the Group Agents and the Lenders, setting forth the upfront fee and certain other fees and expenses payable to the Administrative Agent and the Lenders by the Borrower.

(d)Section 1.01 of the Loan Agreement is hereby amended by amending the definition of “Loan Maturity Date” by replacing the reference to “September 2019” with “September 2020”.

(e)Section 1.01 of the Loan Agreement is hereby amended by amending the definition of “Portfolio Performance Condition” by replacing the references to [***] in clause (ii) thereof and in clause (y) to the proviso thereof with [***].

(f)Section 1.01 of the Loan Agreement is hereby amended by amending the definition of “Scheduled Expiration Date” by replacing the reference to “August 17, 2018” with “August 16, 2019”.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(g)Section 1.01 of the Loan Agreement is hereby amended by amending the definition of “Transaction Documents” to read as follows:

“Transaction Documents” shall mean the Trust Agreement, the Warehouse SUBI Supplement, the Warehouse SUBI Servicing Agreement, the LeaseDimensions Subservicing Agreement, the eVault Letter Agreement, the Warehouse SUBI Sale Agreement, this Agreement, the Collateral Agency and Security Agreement, the Fee Letter, each Loan Request, each Settlement Statement, each Notice of Warehouse SUBI Lease Allocation, each Interest Rate Hedge and each other agreement, report, certificate or other document delivered by any Tesla Party, Tesla, Inc. or TFL (other than in its capacity as managing member of LML) pursuant to or in connection with this Agreement.  For the avoidance of doubt, the TFL Transaction Documents, the LML Partnership Agreement and the LML SUBI Supplement shall not constitute Transaction Documents under this Agreement.

(h)Section 1.01 of the Loan Agreement is hereby amended by amending the definition of “Warehouse SUBI Collection Account” by replacing the reference to “Section 7.06(d)” with “Section 7.04(a)”.

(i)Section 2.11(b) of the Loan Agreement is hereby amended by deleting Section 2.11(b) in its entirety and inserting in lieu thereof a new Section 2.11(b) reading in its entirety as follows:

“(b)TFL may, at the written directions of the Borrower and TFL Borrower, reduce the Maximum Facility Limit subject to the following terms and conditions:

(i)TFL shall send a written notice (such notice, “Maximum Facility Limit Reduction Notice”) signed by an Authorized Signatory to the Administrative Agent (who shall forward the same to the Group Agents) and TFL Administrative Agent, which notice shall specify:

(A)the amount by which the Maximum Facility Limit is proposed to be reduced (the “Maximum Facility Limit Reduction Amount”) and whether such Maximum Facility Limit Reduction Amount is reducing the Maximum Facility Limit by the DB Supplemental Commitment; provided that, the resulting Maximum Facility Limit after taking into account the Maximum Facility Limit Reduction Amount shall not be less than the sum of the Loan Balance and the TFL Loan Balance on the Maximum Facility Limit Reduction Date;

(B)the date on which such reduction is proposed to occur (the “Maximum Facility Limit Reduction Date”), which Maximum Facility Limit Reduction Date shall be not less than five (5) Business Days after the date of such Maximum Facility Limit Reduction Notice; and

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(C)the amount of the Maximum Facility Limit Reduction Amount that shall reduce the Facility Limit and the TFL Facility Limit, respectively, provided that the Facility Limit shall not be less than the Loan Balance on the Maximum Facility Limit Reduction Date.

(ii)On each Maximum Facility Limit Reduction Date, the Facility Limit will be reduced by the amount specified in the related Maximum Facility Limit Reduction Notice and each such reduction shall reduce each Lender’s Commitment by its ratable share (based on the Commitments of the Lenders) of the Maximum Facility Limit Reduction Amount; provided, however, that if the Maximum Facility Limit Reduction Notice reduces the DB Supplemental Commitment, then such reduction shall only reduce Deutsche Bank AG, New York Branch’s Commitment and shall not reduce each Lender’s Commitment by its ratable share.

(iii)With respect to a reduction of the Maximum Facility Limit by the DB Supplemental Commitment, in order to cause each Lender to have its respective Commitment Percentage of the Loans on such Maximum Facility Limit Reduction Date (after giving effect to the decrease of the Maximum Facility Limit on such Maximum Facility Limit Reduction Date), each existing Lender shall sell, transfer and assign pursuant to one or more Assignment and Assumption Agreements, on such Maximum Facility Limit Reduction Date, the appropriate portion, if any, of its Loans, as applicable, to one or more Lenders such that each Lender’s Loan and Commitment, as applicable, will be proportionate to its Commitment Percentage as of such Maximum Facility Limit Reduction Date as determined by the Administrative Agent.

(iv)No reduction in the Maximum Facility Limit shall occur if after giving effect to such reduction and any repayments of the Loan Balance, the Facility Limit will be less than the Loan Balance.

On each Maximum Facility Limit Reduction Date, the Administrative Agent shall update its books and records to reflect the updated Maximum Facility Limit, Facility Limit and Commitment of each Lender.”

(j)Section 2.12(a)(iv) of the Loan Agreement is hereby amended by deleting Section 2.12(a)(iv) in its entirety and inserting in lieu thereof a new Section 2.12(a)(iv) reading in its entirety as follows:

“(iv)Following the Recommenced TFL Facility Borrowing Date, TFL may not reallocate any portion of the TFL Facility Limit to the Facility Limit without the prior written consent of all Group Agents.”

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(k)Section 2.12(b) of the Loan Agreement is hereby amended by deleting Section 2.12(b) in its entirety and inserting in lieu thereof a new Section 2.12(b) reading in its entirety as follows:

“(b)In addition, on the Recommenced TFL Facility Borrowing Date and on each Payment Date occurring after the Recommenced TFL Facility Borrowing Date, the excess of the Facility Limit over the aggregate principal amount of the Loans shall automatically be reallocated from the Facility Limit to the TFL Facility Limit.”

(l)Section 4.01(o) of the Loan Agreement is hereby amended by deleting Section 4.01(o) in its entirety and  inserting in lieu thereof a new Section 4.01(o) reading in its entirety as follows:

“(o) Good Title; Perfection.  Immediately prior to the pledge hereunder, the Borrower shall be the legal and beneficial owner of the Warehouse SUBI Certificate and the beneficial owner of the Warehouse SUBI Assets with respect thereto, free and clear of any Adverse Claim (other than the interest of the Collateral Agent under the Collateral Agency and Security Agreement).  This Agreement is effective to create, and shall transfer to the Administrative Agent a valid security interest in the Warehouse SUBI Certificate and the Borrower’s beneficial interest in the Warehouse SUBI Assets and Collections (to the extent provided by Section 9-315 of the UCC (or other section of similar content of the Relevant UCC) with respect thereto and in the other Collateral free and clear of any Adverse Claim (except as created by this Agreement and the Collateral Agency and Security Agreement), which security interest is perfected (except as to the Warehouse SUBI Leased Vehicles in which the Collateral Agent is noted as the lienholder on the related Certificate of Title) and of first priority.  On or prior to the Closing Date (and, with respect to Additional Warehouse SUBI Assets, on the applicable Warehouse SUBI Lease Allocation Date, including a Warehouse SUBI Lease Allocation Date which is a Loan Increase Date), all financing statements and other documents required to be recorded or filed in order to perfect and protect the Administrative Agent’s security interest in and to the Collateral against all creditors of and transferees from the Borrower will have been duly filed in each filing office necessary for such purpose (other than any notation of the security interest of the Administrative Agent on any Certificates of Title for Warehouse SUBI Leased Vehicles) and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full.  No effective financing statement or other instrument similar in effect covering any Collateral with respect thereto is on file in any recording office, except those filed pursuant to this Agreement or the Collateral Agency and Security Agreement.

(m)Section 5.02(d) of the Loan Agreement is hereby amended by replacing the reference to “At least two (2) Business Days” in the first sentence with “Not later than 12:00 p.m. New York City time on the Business Day”.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(n)Section 6.01(l) of the Loan Agreement is hereby amended by deleting Section 6.01(l) in its entirety and  inserting in lieu thereof a new Section 6.01(l) reading in its entirety as follows:

“(l)Maintenance of Security Interests in Warehouse SUBI.  The Borrower shall take such steps as are necessary to preserve and maintain the security interest of the Administrative Agent (for the benefit of the Secured Parties) in the Warehouse SUBI and other Collateral as a valid and enforceable first priority perfected security interest, subject to no Adverse Claims (other than the interest of the Collateral Agent under the Collateral Agency and Security Agreement).”

(o)Section 6.02(b) of the Loan Agreement is hereby amended by deleting Section 6.02(b) in its entirety and  inserting in lieu thereof a new Section 6.02(b) reading in its entirety as follows:

“(b)Transfers, Liens, Etc.  Except for the Adverse Claims of the Administrative Agent created by this Agreement, of the Collateral Agent created by the Collateral Agency and Security Agreement and except for other transfers permitted under this Agreement, the Borrower shall not transfer, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim (including the filing of any financing statement) upon or with respect to the Collateral (or any portion thereof), or upon or with respect to any account to which any Collections are sent, or assign any right to receive income in respect thereto.

(p)Section 6.02(e) of the Loan Agreement is hereby amended by deleting Section 6.02(b) in its entirety and  inserting in lieu thereof a new Section 6.02(b) reading in its entirety as follows:

“(e)Change to other Agreements.  The Borrower shall not (i) terminate, amend, supplement, modify or waive, or grant or consent to any such termination, amendment, waiver or consent, or permit to become effective any amendment, supplement, waiver or other modification to the Warehouse SUBI Servicing Agreement, the Warehouse SUBI Sale Agreement, the Warehouse SUBI Supplement, the Trust Agreement (except to the extent such termination, amendment, waiver or consent (i) relates solely to the UTI or a special unit of beneficial interest other than the Warehouse SUBI and (ii) does not have any adverse effect on the Lenders, the Administrative Agent or any other Secured Party, the Collateral or the SUBI Assets) or the eVault Letter Agreement, or (ii) terminate, amend, supplement, modify or waive, or grant or consent to any such termination, amendment, waiver or consent, or permit to become effective any amendment, supplement, waiver or other modification to any other Transaction Documents that could reasonably be expected to have a Material Adverse Effect, without, in each case, the consent of the Administrative Agent and the Required Group Agents (or the Required Supermajority Group Agents in the case of an amendment to the Warehouse SUBI Servicing Agreement that amends the definition of “Servicer Default”), in each case, such consents not to be unreasonably withheld, delayed or conditioned.”

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(q)Section 12.02(a) of the Loan Agreement is hereby amended by deleting Section 12.02(a) in its entirety and inserting in lieu thereof a new Section 12.02(a) reading in its entirety as follows:

“(a)No failure on the part of the Group Agents, the Conduit Lenders, the Committed Lenders, the Paying Agent or the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  No amendment or waiver of any provision of this Agreement or consent to any departure by the Borrower or TFL therefrom shall be effective unless in a writing signed by the Administrative Agent and the Required Group Agents (and, in the case of any amendment, also signed by the Borrower and, if applicable, TFL), and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent that modifies any of the Supermajority Terms shall be effective unless in writing and signed by the Required Supermajority Group Agents; provided, further, however, that no such waiver, amendment, or consent shall, unless in writing and signed by the Group Agents for all the Lenders directly affected thereby (or by the Administrative Agent with the consent of the Group Agents for all the Lenders directly affected thereby), in addition to the Required Group Agents or Required Supermajority Group Agents, as the case may be, (or by the Administrative Agent with the consent of the Required Group Agents or Required Supermajority Group Agents, as the case may be) and Borrower and acknowledged by the Administrative Agent, do any of the following:

(i)increase or extend the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02(a));

(ii)postpone or delay any date fixed for, or waive, any scheduled installment of principal or any payment of interest (other than a waiver of the imposition of the default interest margin pursuant to the terms of the Transaction Documents), fees or other amounts due to the Lenders (or any of them) under any other Transaction Document;

(iii)reduce the principal of, or the rate of interest specified herein (other than a waiver of the imposition of the default interest margin pursuant to the terms of the Transaction Documents), or of any fees or other amounts payable hereunder or under any other Transaction Document;

(iv)change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which shall be required for the Lenders or any of them to take any action hereunder;

(v)amend this Section 12.02 or the definition of “Required Group Agents” or the definition of “Supermajority Terms” or the definition of “Required Supermajority Group Agents” or any provision providing for consent or other action by all Lenders or amend the definition of “Commitment Percentage” or “Percentage;” or

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(vi)discharge TFL or any Tesla Party from its respective payment Secured Obligations under the Transaction Documents, or release all or substantially all of the Collateral, except as otherwise may be provided in this Agreement or the other Transaction Documents;

it being agreed that all Lenders shall be deemed to be directly affected by an amendment or waiver of the type described in the preceding clauses (iv), (v) and (vi).”

(r)Section 12.02(b) of the Loan Agreement is hereby amended by deleting Section 12.02(b) in its entirety and inserting in lieu thereof a new Section 12.02(b) reading in its entirety as follows:

“(b)No amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent, in addition to the Required Group Agents, the Required Supermajority Group Agents or the Group Agents for all Lenders directly affected thereby, as the case may be (or by the Administrative Agent with the consent of the Required Group Agents, the Required Supermajority Group Agents or the Group Agents for all the Lenders directly affected thereby, as the case may be), affect the rights or duties of the Administrative Agent, under this Agreement or any other Transaction Document.  No amendment, waiver or consent shall, unless in writing and signed by the Paying Agent, affect the rights or duties of the Paying Agent, under this Agreement or any other Transaction Documents.  No amendment, modification or waiver of this Agreement or any Transaction Document altering the ratable treatment of Secured Obligations arising under Eligible Interest Rate Hedges resulting in such Secured Obligations being junior in right of payment to principal of the Loans or resulting in Secured Obligations owing to any Eligible Interest Rate Hedge Provider becoming unsecured (other than releases of Liens permitted in accordance with the terms hereof), in each case in a manner adverse to any Eligible Interest Rate Hedge Provider, shall be effective without the written consent of such Eligible Interest Rate Hedge Provider.

(s)Schedule 8 of the Loan Agreement is hereby replaced in its entirety with Schedule 8 attached hereto.

2.Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”) upon satisfaction or waiver of the following conditions precedent:

(a)the receipt by the Administrative Agent or its counsel of counterpart signature pages to this Amendment and each other document and certificate to be executed or delivered in connection with this Amendment, as more fully described on Exhibit A hereto;

(b)each Group Agent shall have received, for the benefit of the Lenders in its related Group, the “Upfront Fee” in accordance with and as defined in the Second Amended and Restated Fee Letter, dated as of the date hereof, by and among the Borrower, the Group Agents and the Administrative Agent;

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(c)no Default, Event of Default or Potential Servicer Default shall have occurred or be continuing, the Termination Date shall not have occurred and no Event of Bankruptcy shall have occurred with respect to TFL or Tesla, Inc.; and

(d)the Administrative Agent and each Group Agent shall have received such other documents, instruments and agreements as the Administrative Agent or such Group Agent may have reasonably requested.

3.Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants to the Administrative Agent, each Group Agent and each Lender as of the date hereof that:

(a)This Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(b)Upon the effectiveness of this Amendment, the Borrower hereby affirms that all representations and warranties made by it in Article IV of the Loan Agreement, as amended, are correct in all material respects on the date hereof as though made as of the effective date of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date.

(c)As of the date hereof, no Default, Event of Default or Potential Servicer Default shall have occurred or be continuing, the Termination Date shall not have occurred and no Event of Bankruptcy shall have occurred with respect to TFL or Tesla, Inc.

4.Reference to and Effect on the Loan Agreement.

(a)Upon the effectiveness of Section 1 hereof, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

(b)The Loan Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect until hereafter terminated in accordance with their respective terms, and the Loan Agreement and such documents, instruments and agreements are hereby ratified and confirmed.

(c)Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, any Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

5.Costs and Expenses.  The Borrower agrees to pay all reasonable and actual costs, fees, and out‑of‑pocket expenses (including the reasonable attorneys’ fees, costs and expenses of Sidley Austin LLP, counsel to the Administrative Agent, the Group Agents and the Lenders) incurred by the Administrative Agent, each Group Agent and each Lender in connection with the preparation, review, execution and enforcement of this Amendment.

6.Cessation of Bank of America, N.A. as Committed Lender and Group Agent.

(a)The parties hereto acknowledge and agree that, effective as of the Amendment Effective Date and subject to receipt of the Expiration Amount (as hereinafter defined), Bank of America, N.A, as Group Agent (the “Non-Continuing Agent”) and as Committed Lender (the “Non-Continuing Committed Lender”), shall cease to be a party to the Loan and Security Agreement and shall have no further rights, duties or obligations thereunder or under any other Transaction Documents (except any such rights, duties or obligations which by the express terms thereof survive the termination of the Loan and Security Agreement or such other Transaction Document or the resignation or termination of a Group Agent or a Lender).  The Borrower shall pay or cause to be paid, by wire transfer of immediately available funds, to the Non-Continuing Agent for its own account and for the account of the Non-Continuing Committed Lender an amount equal to $45,802,048.22 (the “Expiration Amount”), representing all accrued and unpaid Unused Fees and other Secured Obligations owing to the Non-Continuing Agent and the Non-Continuing Committed Lender on August 16, 2018.

(b)Each of the Non-Continuing Agent and the Non-Continuing Committed Lender acknowledges that the Expiration Amount constitutes the total of all outstanding principal and all accrued and unpaid interest, fees and expenses and other Secured Obligations payable to the Non-Continuing Agent or the Non-Continuing Committed Lender, as applicable, as of August 16, 2018 under the Loan and Security Agreement and the other Transaction Documents.

(c)The Non-Continuing Agent acknowledges and agrees that notwithstanding the terms of that certain Amended and Restated Fee Letter, dated as of October 18, 2017 (the “Existing Fee Letter”), by and among the Borrower, the Non-Continuing Agent, the Administrative Agent and the other Group Agents and Lenders party thereto, the consent of the Non-Continuing Agent shall not be required in order to amend, restate, supplement or otherwise modify, or waive any provision of or provide any consent under, the Existing Fee Letter.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

7.Consent to Amendment of Warehouse SUBI Servicing Agreement.  By execution of this Amendment, the Borrower, the Administrative Agent and the Lenders hereby consent to Amendment No. 1 to 2017-A Warehouse SUBI Servicing Agreement, dated the date hereof, among Tesla Lease Trust, TFL, as Servicer, and Wells Fargo Bank, National Association, as Back-Up Servicer.

8.GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

9.Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

10.Counterparts.  This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile (transmitted by telecopier or by email) shall be effective as delivery of a manually executed counterpart of this Amendment.

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[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their duly authorized signatories as of the date first above written.

LML WAREHOUSE SPV, LLC,
as Borrower

By:	/s/ Yaron Klein
Name:	Yaron Klein
Title:	Authorized Signatory

Signature Page to Amendment No. 4 to Loan and Security Agreement

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Paying Agent

By:	/s/ Diana Vasconez
Name:	Diana Vasconez
Title:	Assistant Vice President

By:	/s/ Mark Esposito
Name:	Mark Esposito
Title:	Assistant Vice President

Signature Page to Amendment No. 4 to Loan and Security Agreement

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Administrative Agent, as a Group Agent and as
a Committed Lender

By:	/s/ Katherine Bologna
Name:	Katherine Bologna
Title:	Managing Director

By:	/s/ Kevin Fagan
Name:	Kevin Fagan
Title:	Vice President

Signature Page to Amendment No. 4 to Loan and Security Agreement

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

CITIBANK, N.A.,
as a Group Agent and as a Committed Lender

By:	/s/ Brian Chin
Name:	Brian Chin
Title:	Vice President

CAFCO, LLC,
as Conduit Lender

By:	Citibank, N.A., as Attorney-in-Fact

By:	/s/ Linda Moses
Name:	Linda Moses
Title:	Vice President

CHARTA, LLC,
as Conduit Lender

By:	Citibank, N.A., as Attorney-in-Fact

By:	/s/ Linda Moses
Name:	Linda Moses
Title:	Vice President

Signature Page to Amendment No. 4 to Loan and Security Agreement

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

CIESCO, LLC,
as Conduit Lender

By:	Citibank, N.A., as Attorney-in-Fact

By:	/s/ Linda Moses
Name:	Linda Moses
Title:	Vice President

CRC FUNDING, LLC,
as Conduit Lender

By:	Citibank, N.A., as Attorney-in-Fact

By:	/s/ Linda Moses
Name:	Linda Moses
Title:	Vice President

Signature Page to Amendment No. 4 to Loan and Security Agreement

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

BANK OF AMERICA, N.A.,
as a Non-Continuing Agent and as a Non-Continuing Committed Lender

By:	/s/ Christopher C. Jonas
Name:	Christopher C. Jonas
Title:	Director

Signature Page to Amendment No. 4 to Loan and Security Agreement

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

ROYAL BANK OF CANADA,
as a Group Agent and as a Committed Lender

By:	/s/ Angela Nimoh-Etsiakoh
Name:	Angela Nimoh-Etsiakoh
Title:	Authorized Signatory

By:	/s/ Sofia Shields
Name:	Sofia Shields
Title:	Authorized Signatory

LAKESHORE TRUST,
as a Conduit Lender

By:	/s/ Nur Khan
Name:	Nur Khan
Title:	Authorized Signatory

Signature Page to Amendment No. 4 to Loan and Security Agreement

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

CREDIT SUISSE AG, NEW YORK BRANCH,
as a Group Agent

By:	/s/ Patrick Duggan
Name:	Patrick Duggan
Title:	Vice President

By:	/s/ Jeffrey Traola
Name:	Jeffrey Traola
Title:	Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Committed Lender

By:	/s/ Patrick Duggan
Name:	Patrick Duggan
Title:	Vice President

By:	/s/ Jeffrey Traola
Name:	Jeffrey Traola
Title:	Director

GIFS CAPITAL COMPANY LLC,
as a Conduit Lender

By:	/s/ R. Scott Chisholm
Name:	R. Scott Chisholm
Title:	Authorized Signer

Signature Page to Amendment No. 4 to Loan and Security Agreement

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

BARCLAYS BANK PLC,
as a Group Agent

By:	/s/ John McCarthy
Name:	John McCarthy
Title:	Director

SALISBURY RECEIVABLES COMPANY LLC,
as a Conduit Lender

By: Barclays Bank PLC, as attorney-in-fact

By:	/s/ John McCarthy
Name:	John McCarthy
Title:	Director

Signature Page to Amendment No. 4 to Loan and Security Agreement

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

EXHIBIT A

LIST OF DOCUMENTS AND CERTIFICATES

TO BE DELIVERED ON THE AMENDMENT EFFECTIVE DATE

Document
1.	Amendment No. 4 to Loan and Security Agreement
2.	Second Amended and Restated Fee Letter
3.	Amendment No. 1 to 2017-A Warehouse SUBI Servicing Agreement
4.	Collateral Agency and Security Agreement
5.	Amendment No. 4 to TFL Warehouse Agreement
6.	Third Amended and Restated Fee Letter for TFL Warehouse Agreement
7.	Amendment No. 1 to Warehouse SUBI Servicing Agreement
8.	Joinder Agreement to the Collateral Agency and Security Agreement for the benefit of the secured parties under the Loan and Security Agreement
9.	Joinder Agreement to the Collateral Agency and Security Agreement for the benefit of the secured parties under 2014 Warehouse Agreement
10.	UCC-1 Financing Statement naming Tesla Lease Trust, as Debtor, and TLT Leasing Corp., as Secured Party
11.	UCC-1 Financing Statement naming Tesla Finance LLC, as Debtor, and TLT Leasing Corp., as Secured Party
12.	Opinion of Katten Muchin Rosenman LLP with respect to certain security interest matters under the Collateral Agency and Security Agreement

Ex. A-1

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Schedule 8

to Loan and Security Agreement

Commitments of Lenders

Committed Lender	Commitment
Deutsche Bank AG, New York Branch	$400,000,000.00
Citibank, N.A.	$300,000,000.00
Credit Suisse AG, Cayman Islands Branch	$135,000,000.00
Royal Bank of Canada	$132,500,000.00
Barclays Bank PLC	$132,500,000.00
Total:	$100,000,000.00

Schedule 8-1

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.